UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012 (December 19, 2012)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 150 Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2012, pursuant to a Contribution Agreement dated December 4, 2012 (the “Contribution Agreement”), which was previously disclosed in a Current Report on Form 8-K filed on December 6, 2012 (“December 6, 2012 Form 8-K”), Two Harbors Operating Company LLC (“Two Harbors LLC”), a wholly owned subsidiary of Two Harbors Investment Corp. (“Two Harbors”), completed the transfer of its 100% equity interest in Two Harbors Property Investment LLC (“Two Harbors Property”) to Silver Bay Realty Trust Corp. (“Silver Bay”) and took certain other actions in connection with the formation transactions (the “Formation Transactions”) which occurred simultaneously with the closing of Silver Bay’s initial public offering. In exchange for its contribution, Two Harbors LLC received 17,824,647 shares of common stock of Silver Bay and other consideration. In connection with the closing, the Contribution Agreement was amended to reduce a management fee rebate that is payable by Silver Bay’s external manager to Two Harbors in certain limited circumstances.

In connection with the closing of the Contribution Agreement, the Management Agreement dated as of October 28, 2009 among Two Harbors, Two Harbors LLC and PRCM Advisers LLC (the “Amended Management Agreement”) was amended to (i) revise the definition of “Stockholder Equity” included therein to exclude from such amount the value of the consideration received by Two Harbors LLC in the Formation Transactions and (ii) reduce the Base Management Fee (as defined in the Management Agreement) for the quarter ended June 30, 2013 by $4,340,000.

The foregoing descriptions of the Contribution Agreement and the Amended Management Agreement do not purport to be complete and are qualified in their entirety by reference to, respectively, the Contribution Agreement, a copy of which was attached as Exhibit 99.1 to the December 6, 2012 Form 8-K, and the Amendment to Management Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K, both of which are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Except for certain specifically designated surviving provisions principally related to indemnification, confidentiality and access to records, the following agreements were terminated at the closing of the transactions contemplated by the Contribution Agreement: (i) Acquisition Services Agreement dated February 3, 2012, originally by and between Two Harbors Property and PRCM Real Estate Advisers LLC (formerly known as Silver Bay Property Management LLC), (ii) Property Management Agreement dated February 3, 2012, originally by and between Two Harbors Property and PRCM Real Estate Advisers LLC and (iii) Letter Agreement dated February 3, 2012 by and between Two Harbors Property and PRCM Real Estate Advisers LLC.

Item 2.01. Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 above are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Management Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and Deputy General Counsel

Date: December 19, 2012